April 30, 2021
Updating Summary Prospectus For Investors in MetLife Financial Freedom Select® B, L and C Class and MetLife Financial Freedom Select® e and e Bonus Class Variable Annuity Contracts
Issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company (“MetLife”)
This Updating Summary Prospectus includes updating information about MetLife Financial Freedom Select group and individual deferred variable annuity contracts (“Deferred Annuities”) (also referred to herein as “the Contract”) issued by Metropolitan Life Insurance Company ( “MetLife” ,” the “Company,” “we,” “us” or “our).
The prospectus for the Contracts contains more information about the Contracts, including features, benefits, and risks. You can find the current prospectus and other information about the Contracts online at dfinview.com/metlife/tahd/MET000211. You can also obtain this information at no cost by calling your Administrative Office at 1-800-638-7732, or by sending an email request to RCG@metlife.com.
Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Please note that the Contracts and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
The Securities and Exchange Commission (“SEC”)has not approved or disapproved the Contract or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us.
Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000211 and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Portfolio prospectuses and other information we send you by calling your Administrative Office at 1-800-638-7732.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please call your Administrative Office at 1-800-638-7732 if you wish to continue receiving paper copies of the Portfolios shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Contract.

UPDATED INFORMATION ABOUT YOUR CONTRACT
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since you last received the Prospectus dated May 1, 2020. This may not reflect all of the changes that have occurred since you entered into your Contract:
•	For changes in the names of certain Portfolios please refer to Appendix A.
•	For updated Portfolio expense information please refer to "Important Information You Should Consider About the Contract" and Appendix A.
•	For updated Portfolio performance information please refer to Appendix A.
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals	Withdrawal charges vary by class. A Withdrawal Charge of up to 10.00% may be assessed on any premium payment paid up to 12 years before the date of the withdrawal.
	For example, if you purchase a B Class for $100,000 and surrender your Contract during the first year, You will pay a Withdrawal Charge of up to $10,000.	Charges – Withdrawal Charges
Transaction Charges	In addition to surrender charges, you also may be charged for other transactions. Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee of $25. Account reduction loans will incur a $75 account reduction loan initiation fee.	Charges – Transfer Fee

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Information about Fees
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class)	.50% (1)	1.45% (1)
	Investment options (Portfolio fees and expenses)	0.53% (2)	1.23% (2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.35% (3)	0.95% (3)
(1) As a percentage of your Account Balance in the Separate Account.
(2) As a percentage of average daily net assets of the Separate Account.
(3) For the GMIB fee: as a percentage of your guaranteed minimum income base. For the LWG fee: as a percentage of your total guaranteed withdrawal amount.
Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.
	Lowest Annual Cost:	Highest Annual Cost:
	$984	$3,091
• Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract classes and Portfolio fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers or withdrawals	• Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract classes, optional benefits and Portfolio fees and expenses
• No sales charges
• No additional purchase payments, transfers or withdrawals
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.			Principal Risks

	RISKS	LOCATION IN PROSPECTUS
Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• Withdrawal Charges may apply for up to 12 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time.
• The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2	Principal Risks
Risks Associated with Investment Options	• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolios).
• Each investment option (including the Fixed Account investment option) will have its own unique risks.
	• You should review these investment options before making an investment decision.	Principal Risks
Insurance Company Risks	An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including its financial strength ratings, is available upon request by visiting https://www.metlife.com/about-us/corporate-profile/ratings/.	Principal Risks
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee of $25.
We reserve the right to add, remove or substitute Portfolios.
	The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.	Charges – Transfer Fee
Optional Benefits	Many optional benefits limit or restrict the Portfolios You may select under the Contract. We may change these restrictions in the future.
You are required to have a certain Contract value for some optional benefits. If withdrawals reduce Your Contract below this value, your optional benefits may be reduced or terminated.
	Subsequent purchase payments are currently restricted for certain optional benefits.	Benefits Available Under the Deferred Annuity

	TAXES	LOCATION IN PROSPECTUS
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
• There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA).
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.	Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Who Sells the Deferred Annuities
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.	Replacement of Annuity Contracts
IMPORTANT TERMS YOU SHOULD KNOW
Account Balance — When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Divisions of the Separate Account and the Fixed Interest Account less any account reduction loans if applicable.
Accumulation Unit Value — With a Deferred Annuity, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units. Accumulation Units are established for each Division. We determine the value of these Accumulation Units as of the close of the New York Stock Exchange (the “Exchange”) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Administrative Office — Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your Contract will indicate the address of your Administrative Office. We will notify You if there is a change in the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.
Annuitant — The natural person whose life is the measure for determining the duration and the dollar amount of income payments, sometimes referred to as the measuring life.
Annuity Unit Value — With a variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

Assumed Investment Return (AIR) — Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary — The person or persons who receive a benefit, including continuing payments or a lump sum payment, if the Annuitant dies.
Contract — A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.
Contract Anniversary — An anniversary of the date we issue the Deferred Annuity.
Contract Year — The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Deferred Annuity and each Contract Anniversary thereafter. For the TSA Deferred Annuity issued to a plan subject to the Employee Retirement Income Security Act of 1974 (“TSA ERISA Deferred Annuity”), 457(b) and 403(a) Deferred Annuities, for convenience, Contract Year also refers to the one year period starting on the date the participant enrolls in the plan funded by the Deferred Annuity.
Deferred Annuity — This term is used throughout this Prospectus when we are referring to Financial Freedom Select Variable Deferred Annuity Contracts.
Divisions — Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to a Division, the Division purchases shares of a Portfolio (with the same name) within Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds, or the American Funds®.
Free Look — You may cancel your Contract within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Account, if applicable) or (ii) your Account Balance as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).
Good Order — A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Division affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative (where applicable) before submitting the form or request.
MetLife — MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as “we,” “us” or “our.”
Separate Account — A Metropolitan Life Separate Account E (“Separate Account”) is an investment account. All assets contributed to Divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.
Variable Annuity — An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.
Withdrawal Charge — The Withdrawal Charge is the amount we deduct from the amount You have withdrawn from your Deferred Annuity, if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.
You — In this Prospectus, depending on the context, “You” is the owner of the Deferred Annuity or the participant or Annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for 457(b), 403(a), TSA ERISA and certain TSA non-ERISA Deferred Annuities, “You” means the trustee or employer. Under 457(b), 403(a) and 403(b) plans where the participant or Annuitant is permitted to choose among investment choices, “You” means the participant or Annuitant who is giving us instructions about the investment choices. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such plan termination, “You” means the participant who has received such Contract or cash distribution. The terms “TSA” and “403(b)” are synonymous wherever they appear in this prospectus and Statement of Additional Information.

APPENDIX A — PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000211. You can also request this information at no cost by calling 800-638-7732, by sending an email request to RCG@metlife.com, or through your registered representative. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Deferred Annuity may charge, such as Platform Charges. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund(1) - Class 2 Capital Research and Management CompanySM	0.99%	0.25%	1.24%	29.72%	14.43%	9.43%
Seeks growth of capital.	American Funds Growth Fund(1) - Class 2 Capital Research and Management CompanySM	0.61%	0.25%	0.86%	52.10%	22.75%	16.85%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund(1) - Class 2 Capital Research and Management CompanySM	0.55%	0.25%	0.80%	13.54%	13.93%	12.74%
Seeks as high a level of current income as is consistent with the preservation of capital.	American Funds The Bond Fund of America*(1) - Class 2 Capital Research and Management CompanySM	0.46%	0.25%	0.71%	9.73%	4.92%	3.92%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.02%	—	—	15.57%	10.74%	8.73%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks growth of capital.	American Funds® Growth Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.04%	—	—	16.93%	12.49%	10.16%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.01%	—	—	12.99%	8.91%	7.36%
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.64%	—	—	8.34%	4.73%	4.31%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.88%	—	—	40.31%	20.44%	15.01%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.99%	—	—	18.91%	12.80%	10.36%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio* - Class B Brighthouse Investment Advisers, LLC	0.89%	—	—	9.52%	5.90%	4.98%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.88%	—	—	11.04%	7.57%	6.45%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.90%	—	—	13.85%	9.42%	7.92%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.94%	—	—	16.59%	11.30%	9.32%
Seeks long-term capital appreciation.	Brighthouse Small Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Delaware Investments Fund Advisers; Wells Capital Management Incorporated	1.11%	—	—	-0.57%	9.74%	8.09%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	1.03%	—	—	5.98%	9.35%	8.82%
Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse/Franklin Low Duration Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.73%	—	—	2.12%	2.32%	—

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.86%	—	—	10.97%	12.94%	11.53%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.80%	—	—	22.03%	14.67%	13.59%
Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio - Class I Calvert Research and Management	0.63%	—	—	15.26%	10.94%	9.40%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Clarion Global Real Estate Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC	0.89%	—	—	-5.02%	3.88%	5.23%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2025 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.81%	—	—	15.68%	10.30%	8.62%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2030 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.84%	—	—	16.64%	11.31%	9.24%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2035 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.90%	—	—	17.96%	12.21%	9.92%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2040 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.92%	—	—	18.99%	12.48%	10.10%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2045 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.92%	—	—	18.97%	12.49%	10.16%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2050 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.92%	—	—	18.99%	12.50%	10.17%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	1.01%	—	—	5.12%	7.02%	6.21%
Seeks capital appreciation.	Invesco Global Equity Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.82%	—	—	27.58%	14.84%	11.55%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	1.06%	—	—	56.76%	19.89%	15.72%
Seeks long-term growth of capital.	Jennison Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.79%	—	—	56.37%	23.20%	18.37%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.03%	—	—	14.79%	12.28%	9.69%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.82%	—	—	32.23%	13.05%	14.14%
Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.15%	—	—	11.79%	11.17%	10.79%
Seeks long-term capital growth.	Loomis Sayles Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.13%	—	—	34.04%	17.97%	14.74%
Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.52%	—	—	7.01%	3.95%	3.34%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.57%	—	—	13.15%	11.80%	10.97%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.64%	—	—	7.58%	7.17%	5.07%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.58%	—	—	19.35%	12.94%	10.94%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.52%	—	—	17.83%	14.65%	13.32%
Seeks capital appreciation.	MFS ® Research International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.89%	—	—	13.02%	9.64%	6.05%
Seeks a favorable total return through investment in a diversified portfolio.	MFS ® Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.86%	—	—	9.49%	8.63%	8.22%
Seeks capital appreciation.	MFS ® Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.83%	—	—	3.66%	10.14%	10.96%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.88%	—	—	153.11%	37.99%	21.11%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	1.10%	—	—	24.76%	15.48%	12.64%
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	1.03%	—	—	11.54%	5.06%	3.45%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.81%	—	—	8.51%	4.72%	3.79%
Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.76%	—	—	9.83%	8.52%	7.23%
Seeks growth of capital.	SSGA Growth ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.80%	—	—	10.75%	9.61%	8.03%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.83%	—	—	36.64%	19.04%	16.66%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	1.03%	—	—	23.92%	16.05%	14.48%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.75%	—	—	24.04%	15.98%	14.54%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.85%	—	—	7.64%	9.54%	8.52%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.80%	—	—	6.61%	6.44%	5.29%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.73%	—	—	4.91%	2.80%	2.41%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
(1)	The Portfolio has an additional platform fee of .25%. This amount is included in the Mortality and Expense Risk Charge and is not a separate charge.

Investment Allocation Restrictions For Certain Optional Benefits
If You elect the LWG You are limited to allocating your purchase payments and Account Balance among the following funding options:
LWG
Brighthouse Asset Allocation 20 Division
Brighthouse Asset Allocation 40 Division
Brighthouse Asset Allocation 60 Division
Brighthouse Asset Allocation 80 Division
If You elect the Index Selector You are limited to allocating your purchase payments and Account Balance among the following funding options and the Fixed Account:
Index Selector
MetLife Aggregate Bond Index
MetLife Stock Index
MetLife MSCI EAFE Index
MetLife Russell 2000 Index
MetLife Mid Cap Stock Index

This Updating Summary Prospectus incorporates by reference all of the information contained in the Prospectus and the Statement of Additional Information, which is legally part of this Updating Summary Prospectus. You can obtain the Prospectus and Statement of Additional Information, without charge, by calling your Administrative Office at 1-800-638-7732, by going online at dfinview.com/metlife/tahd/MET000211, or by sending an email request to RCG@metlife.com. For Division transfers and Premium reallocations, for current information about your Contract values, to change or update Contract information such as your billing address, billing mode, beneficiary or ownership, for information about other Contract transactions, and to ask questions about your Contract, you may call your Administrative Office at 1-800-638-7732.
Edgar ID: 000003507 (class: B, C, L)
000003508 (class e, ebonus)